NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

SUPPLEMENT DATED APRIL 19, 2001

to Prospectus Dated October 1, 2000 as revised November 1, 2000

Background

As a result of the Gramm-Leach-Bliley Act, enacted in 2000, banks which advise registered investment companies are no longer exempt from registration under the Investment Advisors Act of 1940. Therefore, effective May 1, 2001, State Street Global Advisors ("SSgA"), the investment subadviser for the North American - State Street Large Cap Value Fund, is creating a new corporation, SSgA Funds Management, Inc. ("Funds Management"), to provide investment advisory services to registered investment companies. This is purely an internal reorganization in response to the new law and does not affect the service to the Fund. All of the same personnel who currently service the Fund, including portfolio managers, operations, client service and compliance personnel, will continue to serve the Fund in their new capacities as employees of Funds Management.

Prospectus Changes:

Page 32, Investment Sub-Adviser:

Effective May 1, 2001, the subadviser will be SSgA Funds Management, Inc.

Page 43, State Street Bank & Trust Company/State Street Global Advisors:

Change references from State Street Global Advisors to SSgA Funds Management, Inc.